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                                                                    EXHIBIT 10.1


                              ELOYALTY CORPORATION
                            1999 STOCK INCENTIVE PLAN

                                 I. INTRODUCTION

1.1 PURPOSES. The purposes of the 1999 Stock Incentive Plan (the "Plan") of eLoyalty Corporation, a Delaware corporation (the "Company"), are to (i) align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) advance the interests of the Company by attracting and retaining directors (including Non-Employee Directors), officers, other key employees, consultants, independent contractors and agents and (iii) motivate such persons to act in the long-term best interests of the Company's stockholders.

1.2      CERTAIN DEFINITIONS.

         "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

         "BOARD" shall mean the Board of Directors of the Company.

         "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

         "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

         "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean (i) prior to the date that the Company shall become a separate publicly held corporation for purposes of section 162(m) of the Code, the Committee under the Technology Solutions Company 1996 Stock Incentive Plan and (ii) on or after such date, the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

         "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

         "COMPANY" shall have the meaning set forth in Section 1.1.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the closing transaction price of a share of Common Stock as reported by The Nasdaq Stock Market or the principal national securities exchange on

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which the Common Stock is then traded, on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if (i) the determination date occurs prior to the initial date that shares of Common Stock are traded on The Nasdaq Stock Market or a national securities exchange or (ii) the Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option and which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

         "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, and which is designated as an Incentive Stock Option.

         "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(2) hereof.

         "MATURE SHARES" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder has held for at least six months.

         "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary; provided, however, that prior to the Reference Date, "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company, TSC, any subsidiary of TSC or any Subsidiary.

         "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

         "OUTSTANDING COMMON STOCK" shall have the meaning set forth in Section 6.8(b)(1) hereof.

         "OUTSTANDING VOTING SECURITIES" shall have the meaning set forth in
Section 6.8(b)(1) hereof.

         "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the


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Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), operating income, operating income margin, return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than 90 days after the beginning of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under
Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

         "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

         "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

         "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

         "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

         "REFERENCE DATE" shall mean the initial date that the Company shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

         "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.


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         "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

         "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

         "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

         "SPIN-OFF" shall mean a pro rata distribution by TSC to its stockholders of all of the shares of Common Stock then owned by TSC.

         "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock
Award.

         "SUBSIDIARY" shall have the meaning set forth in Section 1.4.

         "SUBSTITUTE OPTIONS" shall have the meaning set forth in Section 2.4.

         "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

         "TAX DATE" shall have the meaning set forth in Section 6.5.

         "TEN PERCENT HOLDER" shall have the meaning set forth in Section
2.1(a).

         "TSC" shall mean Technology Solutions Company, a Delaware corporation, and its successors.

         "TSC OPTIONS" shall have the meaning set forth in Section 2.4.

1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory


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Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARS, (iii)
Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

         The Committee may delegate some or all of its power and authority hereunder to the President or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.


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1.4 ELIGIBILITY. Participants in this Plan shall consist of such directors, officers, other key employees, consultants, independent contractors and agents of the Company and its subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") and, prior to the Spin-Off, directors, officers and other key employees of TSC and its subsidiaries, as the Committee in its sole discretion may select from time to time and such other persons receiving Substitute Options. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. Notwithstanding the preceding sentence, in the case of (i) options granted hereunder prior to the Reference Date and (ii) Substitute Options, references to employment with the Company shall include all employment with TSC or any of its subsidiaries. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Without limiting their eligibility for discretionary awards under the Plan, as described above, Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with
Section V. Notwithstanding anything contained herein to the contrary, no person other than an employee of the Company or a Subsidiary may be granted an Incentive Stock Option hereunder.

1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, the total number of shares of Common Stock initially available for all grants of awards over the term of the Plan, other than Substitute Options, shall be 5,340,000. As of the first day of each fiscal year of the Company beginning on or after January 1, 2000, the total number of shares of Common Stock available for all grants under this Plan, other than Incentive Stock Options, shall automatically increase by an amount equal to five percent (5%) of the number of shares of Common Stock then outstanding. To the extent that shares of Common Stock subject to an outstanding option granted hereunder (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

         Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

         To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARS, Stock Awards or Performance Share Awards or a combination thereof may be granted to any person during (i) the 1999 fiscal year shall be 750,000 and (ii) any other fiscal year of the


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Company shall be 300,000, subject to adjustment as provided in Section 6.7.


                 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is granted to a person other than an employee of the Company or a Subsidiary or that is otherwise not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

         Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

         (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with


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respect to whole shares of Common Stock.

         (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

         SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee.

         (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met


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as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

         (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 1.4, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such option or SAR, as the case may be, and shall be specified in the Agreement relating to such option or SAR.

2.4 SUBSTITUTE AWARDS. In the event of a Spin-Off, the Committee shall be authorized to grant substitute options ("Substitute Options") to purchase Common Stock, in accordance with the terms hereof, to holders of options to acquire common stock of TSC ("TSC Options"). The aggregate number of shares of Common Stock subject to Substitute Options shall not exceed the aggregate number of shares of Common Stock that would be distributed in the Spin-Off with respect to shares of TSC stock equal in number to the shares subject to TSC Options immediately prior to the Spin-Off. The Committee shall determine the exercise price and number of shares of Common Stock subject to each Substitute Option in a manner that preserves the economic value of the TSC Option to which such Substitute Option relates. The terms and conditions of each Substitute Option, including, without limitation, the expiration date of the option, the time or times when, and the manner in which, such Substitute Option shall be exercisable, the duration of the exercise period, the method of exercise, settlement and payment, and, subject to Section 1.4, the rules in the event of termination of employment, shall be the same as those of the TSC Option


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to which the Substitute Option relates.

                                III. STOCK AWARDS

3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

         (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

         (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

         Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

         (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the


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Restricted Stock Award in the event such award is forfeited in whole or in part.
Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

         (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

         (e) Awards to Certain Executive Officers. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $250,000 (i) at the time of grant in the case of a Stock Award granted upon the attainment of Performance Measures or (ii) in the case of a Restricted Stock Award with Performance Measures which shall be satisfied or met as a condition to the holder's receipt of the shares of Common Stock subject to such award, on the earlier of (x) the date on which the Performance Measures are satisfied or met and (y) the date the holder makes an election under Section 83(b) of the Code.

3.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with or service to the Company of the holder of such Restricted Stock Award, whether by reason of disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

                          IV. PERFORMANCE SHARE AWARDS

4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the


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following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

         (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

         (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

         (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10.

4.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Performance Share Award.


                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

5.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V. All options granted under this Article V ("Automatic Non-Employee Director's Options") shall constitute Non-Statutory Stock Options.

5.2 GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall be granted Automatic Non- Employee Director's Options as follows:

         (a) Automatic Initial Grant of Options. Each person who becomes a Non-Employee Director shall be automatically awarded and issued on the date of his or her first election to the Board, without further action of the Board or the Committee, an Automatic Non-Employee Director's Option to purchase 25,000 shares of Common Stock. An option described in this Section 5.2(a) shall hereinafter be referred to as an "Initial Grant."

         (b) Automatic Annual Grant of Options. On the day immediately following the date of each annual meeting of stockholders of the Company (the "Current Annual Meeting"), beginning with the annual meeting that occurs in 2000, each Non-Employee Director (other than a Non-Employee Director who received an Initial Grant at the Current Annual Meeting) shall be automatically awarded and issued on such date, without further action of the Board or the Committee, an Automatic Non-Employee Director's Option to purchase 6,000 shares of Common Stock (an "Annual Grant"); provided that in the case of an Annual Grant to a Non-Employee Director who received an Initial Grant within the twelve-month period ending on the date of the Current Annual Meeting, the number of shares subject to such Annual Grant shall be 6,000 multiplied by a fraction, the numerator of which is the number of days in the period beginning on the day after the date of such Initial Grant and ending on the day of the Current Annual Meeting, and the denominator of which is 365.

         (c) Option Price. The purchase price per share of Common Stock subject to each Automatic Non-Employee Director's Option shall be 100 percent of the Fair Market Value of a share of Common Stock on the date such option is automatically granted.

         (d) Exercisability. Except as otherwise provided herein, each Automatic Non-Employee Director's Option shall not be exercisable until the last day of the calendar month following the calendar month in which such option is granted (the "Initial Date of Exercisability"). Each Initial Grant shall become exercisable incrementally on its Initial Date of Exercisability and on the last day of each of the next 47 calendar months following the Initial Date of Exercisability with respect to 1/48 of the shares of Common Stock subject to the Initial Grant on the date of its grant. Each Annual Grant shall become exercisable incrementally on its Initial Date of Exercisability and on the last day of each of the next 11 calendar months following the Initial Date of Exercisability with respect to one-twelfth of the shares of Common Stock subject to such Annual Grant on the date of its grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Automatic Non-Employee Director's Options shall be exercisable in accordance with Section 2.1(c).

         (e) Options Granted Prior to Reference Date. Notwithstanding Section 5.2(d), no option granted prior to the Reference Date pursuant to this Article V shall be exercisable until the

Reference Date, at which time such option shall become exercisable for the same number of shares for which such option would have been exercisable under Section 5.2(d) as of the Reference Date. Such option shall thereafter continue to become exercisable in accordance with Section 5.2(d). The number of shares of Common Stock subject to each such option, and the exercise price thereof, shall be adjusted in accordance with the Agreement setting forth the terms of such option.

5.3 OPTION PERIOD AND TERMINATION OF DIRECTORSHIP. (a) Term and Termination of Option. The maximum term of each Automatic Non-Employee Director's Option shall be the date which is 10 years after the date on which it was granted (the "Expiration Date"). Each Automatic Non-Employee Director's Option shall terminate, to the extent not exercised or earlier terminated pursuant to the terms of this Article V, on its Expiration Date. In no event may an Automatic Non-Employee Director's Option be exercised, in whole or in part, after it terminates.

                  (b) Termination of Directorship Other than by Death, Disability or Retirement. If the holder of an Automatic Non-Employee Director's Option ceases to be a director of the Company for any reason other than death, Disability, or Retirement, the option shall remain exercisable with respect to the number of shares subject to such option that are exercisable upon the effective date of such holder's ceasing to be a director and may thereafter be exercised for a period of 90 days from the effective date of such holder's ceasing to be a director or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director's Option shall terminate in its entirety.

                  (c) Death. If the holder of an Automatic Non-Employee Director's Option ceases to be a director of the Company by reason of death, the option shall become exercisable as of the date of death with respect to any or all of the shares subject to such option and may thereafter be exercised for a period of one year from the date of death or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director's Option shall terminate in its entirety.

                  (d) Disability. If the holder of an Automatic Non-Employee Director's Option ceases to be a director of the Company by reason of Disability, the option shall become exercisable as of the effective date of such holder's ceasing to be a director with respect to any or all of the shares subject to such option and may thereafter be exercised for a period of 90 days from the effective date of such termination or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director's Option shall terminate in its entirety. For purposes of this Article V, "Disability" shall mean the inability of an individual to fully perform the duties of a director of the Company for a continuous period in excess of 360 days, as determined by the Board in its sole discretion.

                  (e) Retirement. If the holder of an Automatic Non-Employee Director's Option ceases to be a director of the Company by reason of retirement after such holder has completed five years of service as a director of the Company and is at least 55 years of age ("Retirement"), the option shall remain exercisable with respect to the number of shares subject to such option that are exercisable upon the effective date of such Retirement, and may thereafter be exercised for a period of two years from the effective date of such Retirement or until the Expiration Date, whichever period is shorter, after which the Automatic Non-Employee Director's Option shall terminate in its entirety.

                  (f) Death After Termination of Directorship. If the holder of an Automatic Non-Employee Director's Option dies after he or she has ceased to be a director of the Company, the option shall be exercisable only to the extent that it is exercisable on the date of such holder's death and may thereafter be exercised only for that period of time for which the option is exercisable immediately prior to the holder's death pursuant to Sections 5.3(b) through (e).


                                   VI. GENERAL

6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholder of the Company for approval and shall become effective on the date of such approval. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

6.4 NON-TRANSFERABILITY OF AWARDS. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the first sentence of this Section 6.4, or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the first sentence of this Section 6.4 or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, other than as permitted by the first sentence of this Section 6.4 or the Agreement relating to an award, such award and all rights thereunder shall immediately become null and void.

6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the minimum amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the minimum amount necessary to satisfy any such obligation,
(D) in the case of the exercise of any option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the

Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share Award shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

6.8      CHANGE IN CONTROL.

         (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control, the Board may, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation, electing that each outstanding award shall be surrendered to the Company by the holder thereof, and that each such award shall immediately be cancelled by the Company, and that the holder shall receive, within a specified period of time from the occurrence of the Change in Control, a cash payment from the Company in an amount equal to:

                  (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option,

                  (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, and

                  (iii) in the case of a Restricted Stock Award or Performance Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in the Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control.

         In the event of a Change in Control in which options are cancelled, each Tandem SAR related to a cancelled option shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

         In the event of a Change in Control, the Board may, but shall not be required to, substitute for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee.

         (b) Prior to the consummation of a Spin-Off, "Change in Control" shall mean any event, other than a Spin-Off, after which TSC is the beneficial owner of less than a majority of the Outstanding Voting Securities. After the consummation of a Spin-Off, "Change in Control" shall mean one or more of the following events:

         (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company),

(B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by a corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 25% or more of the Outstanding Common Stock or 25% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

         (2) individuals who, as of the date of the Spin-Off constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date of the Spin-Off whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

         (3) the consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the

Outstanding Common Stock or the Outstanding Voting Securities, as the case may
be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (4) the consummation of a plan of complete liquidation or dissolution of the Company.

         (c) (1) With respect to any optionee who is subject to Section 16 of the Exchange Act, notwithstanding the exercise period contained in any Agreement to which such optionee is a party and notwithstanding the expiration date of the term of such option (other than an Incentive Stock Option), in the event the Company is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the expiration date of the term of the option, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests; and
         (2) With respect to any holder of an SAR (other than an SAR which may be settled only for cash) who is subject to Section 16 of the Exchange Act, notwithstanding the exercise periods set forth in any Agreement to which such holder is a party, and notwithstanding the expiration date of the term of such SAR (other than a Tandem SAR which is related to an Incentive Stock Option), in the event the Company is involved in a Pooling Transaction or pursuant to which such holder receives a substitute SAR relating to any entity, including an entity directly or indirectly acquiring the Company, then each such SAR (or SAR in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such SAR until and including the latest of
(x) the expiration date of the term of such SAR, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder many not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, TSC, or any of their subsidiaries or affiliates or affect in any manner the right of the Company, TSC, or any of their subsidiaries or affiliates to terminate the employment of any person at any time without liability hereunder.

6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to the principles of conflicts of laws.

                              AMENDMENT NUMBER ONE
                                     TO THE
                              eLOYALTY CORPORATION
                            1999 STOCK INCENTIVE PLAN


                  WHEREAS, eLoyalty Corporation (the "Company") has heretofore adopted and maintains the eLoyalty Corporation 1999 Stock Incentive Plan (the "Plan"); and

                  WHEREAS, the Company desires to amend the Plan in certain respects.

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 6.2 of the Plan, the Plan is hereby amended as follows, subject to approval by the stockholders of the Company pursuant to Section 6.2 of the Plan:

                  1. Effective as of the date hereof, Section 1.4 of the Plan is hereby amended by deleting the second sentence thereof, and inserting the following sentence in lieu thereof:

         For purposes of this Plan, references to employment shall also mean service as a director or pursuant to an agency or independent contractor relationship, and references to employment by the Company shall also mean employment by a Subsidiary or such other employer designated in the Agreement evidencing the award.

                  2. Effective as of the date hereof, Section 2.4 of the Plan is hereby amended by deleting the second and third sentences thereof, and inserting the following sentences in lieu thereof:

         Such Substitute Options shall not be subject to the limit on the aggregate number of shares of Common Stock available for grants of awards under the Plan set forth in Section 1.5. The number of shares of Common Stock subject to Substitute Options shall be determined as follows:

                           (a) eLoyalty Employees and Directors. A Substitute
                  Option shall be granted to each holder of a TSC Option who, immediately after the Spin-Off, is an employee or director of the Company (but who is not also a director of TSC). The number of shares of Common Stock subject to such Substitute Option shall be determined by multiplying the number of shares subject to the TSC Option to which such Substitute Option relates by a ratio, the numerator of which is the trading price of a share of TSC common stock, traded "regular way," and the denominator of which is the trading price of a share of Common Stock, traded on a "when-issued" basis, in each case over a fixed period of time determined by the Committee on or around the record date of the Spin-Off.

                           (b) Other TSC Option Holders. A Substitute Option
                  shall be granted to each holder of a nonqualified TSC Option granted prior to June 22, 1999 who, immediately after the Spin-Off, is either (i) an employee or director of TSC or (ii) an employee or director of neither TSC nor the Company. The number of shares of Common Stock subject to such Substitute Option shall equal the number of shares of Common Stock that would be distributed in the Spin-Off with respect to a number of shares of TSC common stock equal to the number of shares subject to the TSC Option to which such Substitute Option relates immediately prior to the Spin-Off.

         The Committee shall determine the exercise price of each Substitute Option in a manner that preserves the economic value of the TSC Option to which such Substitute Option relates.

                  3. Effective as of the date hereof, Section 5.1 of the Plan is hereby amended by adding the following sentence at the end thereof:

         Notwithstanding anything to the contrary herein, any Non-Employee Director who was granted an option pursuant to Section 2.1 hereof on or around July 1, 1999 shall not be eligible to receive Automatic Non-Employee Director's Options hereunder.

                  4. Effective as of the date hereof, Section 5.2 of the Plan is hereby amended by deleting the first sentence thereof, and inserting the following sentence in lieu thereof:

                           Except as provided otherwise in Section 5.1, each Non-Employee Director shall be granted Automatic Non-Employee Director's Options as follows:

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this 16th day of December, 1999.


                                           eLOYALTY CORPORATION

                                           By: /s/ Paul Peterson
                                               -----------------------------